UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     April 29, 2002
                                                --------------------------------

J.P. Morgan Chase Commercial Mortgage Securities Corp. (as depositor under the Pooling and Servicing Agreement, dated as of April 29, 2002, relating to the J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2001-CIBC4)
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(Exact name of registrant as specified in its charter)





        New York                333-85954-01                  13-3789046
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(State or other jurisdiction        (Commission                 (IRS Employer
    of incorporation)               File Number)             Identification No.)


                  270 Park Avenue
                  New York, New York                              10167
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        (Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code      (212) 834-9280
                                                  ------------------------------



         (Former name or former address, if changed since last report.)

Item 5.     Other Events.
            ------------

            Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2001-CIBC4. On April 29, 2002, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of April 29, 2002 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Midland Loan Services, Inc., as servicer, Lennar Partners, Inc., as special servicer, JPMorgan Chase Bank, as paying agent and Wells Fargo Bank Minnesota, N.A., as trustee, of J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2001-CIBC4 (the "Certificates"), issued in nineteen classes. The Class A-1, Class A-2, Class A-3, Class B, Class C and Class D Certificates, with an aggregate scheduled principal balance as of April 29, 2002 of $699,050,000 were sold to J.P. Morgan Securities Inc., CIBC World Markets Corp., and Deutsche Bank Securities Inc. (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, dated as of April 24, 2002, by and among the Company and the Underwriters.

            Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 7.     Financial Statements and Exhibits.
            ---------------------------------

       (c)  Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                               Description
-----------                               -----------
(EX-4) Pooling and Servicing Agreement, dated as of April 29, 2002, among J.P. Morgan Chase Commercial Mortgage Securities Corp., Midland Loan Services, Inc., Lennar Partners, Inc., JPMorgan Chase Bank and Wells Fargo Bank Minnesota, N.A.

SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  May 9, 2002


                                       J.P. MORGAN CHASE COMMERCIAL MORTGAGE
                                       SECURITIES CORP.



                                       By:  /s/  Dennis Schuh
                                          --------------------------------------
                                          Name:   Dennis Schuh
                                          Title:  Vice President

                                INDEX TO EXHIBITS



                                                                 Paper (P) or
Exhibit No.                Description                           Electronic (E)
-----------                -----------                           --------------
(EX-4)                     Pooling and Servicing Agreement,           E
                           dated as of April 29, 2002, among
                           J.P. Morgan Chase Commercial
                           Mortgage Securities Corp.,
                           Midland Loan Services, Inc.,
                           Lennar Partners, Inc., JPMorgan
                           Chase Bank and Wells Fargo Bank
                           Minnesota, N.A.